SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 17, 1998


                        Security Federal Corporation
                        ----------------------------
           (Exact name of registrant as specified in its charter)



       South Carolina                  0-16120               57-08580504
---------------------------          ----------           ----------------
State or other jurisdiction          Commission           (I.R.S. Employer
    of incorporation                 File Number          Identification No.)



1705 Whiskey Road South, Aiken, South Carolina                  29803
----------------------------------------------                ---------
(Address of principal executive offices)                      (Zip Code)


    Registrant's telephone number (including area code):  (803) 641-3000


                               Not Applicable
                               --------------
       (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     The stockholders of Security Federal Corporation, a Delaware corporation and herein "the Company," approved the reincorporation of the Company from Delaware to South Carolina on July 21, 1998. The reincorporation was effected August 17, 1998 by merging the Company into a wholly-owned subsidiary recently formed solely for the purpose of effecting the reincorporation. The surviving corporation is known as "Security Federal Corporation," a South Carolina corporation, and is hereafter referred to as the "Registrant." Upon consummation of the merger, each share of Common Stock of the Company, par value $.01 per share, was automatically converted into one share of Common Stock of the Registrant, par value $.01 per share.

     The merger was consummated under the terms and conditions of a Plan of Merger pursuant to which the Company ceased to exist as a Delaware corporation, the stockholders of the Company became shareholders of Registrant, Registrant succeeded to all the assets, liabilities, subsidiaries and other properties of the Company to the full extent provided by law, and the rights of the shareholders and internal affairs of the Registrant are governed by the Articles of Incorporation and Bylaws of Registrant and the South Carolina Business Corporation Act, as amended. As a result of the merger, Registrant has the same business, management, benefit plans, location, assets, liabilities and net worth as did the Company.

     Registrant's Common Stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934 by operation of Regulation 240.12g-3(a) promulgated thereunder.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibits
     --------

     2. Plan of Merger between Security Federal Corporation and Security Federal South Carolina Corporation (filed as Exhibit A to the Company's June 23, 1998 Proxy Statement and incorporated herein by reference)

     3.1 Articles of Incorporation of Registrant (filed as Exhibit B to the Company's June 23, 1998 Proxy Statement and incorporated herein by reference)

     3.2  Bylaws of Registrant

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SECURITY FEDERAL CORPORATION



DATE: August 31, 1998         By:  /s/Timothy W.  Simmons
                                   --------------------------------------
                                   Timothy W. Simmons
                                   President and Chief Executive Officer

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                                Exhibit 3.2

                            Bylaws of Registrant

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                                  BYLAWS
                                    OF
                       SECURITY FEDERAL CORPORATION
                      (a South Carolina corporation)
                  (hereinafter called the "Corporation")

                                ARTICLE I

                                 OFFICES

Section 1.  Registered Office.
            -----------------

     The registered office of the Corporation shall be in the City of Aiken, County of Aiken, State of South Carolina.

Section 2.  Other Offices.
            -------------

     The Corporation may also have offices at such other places both within and without the State of South Carolina as the board of directors may from time to time determine.

                                ARTICLE II

                         MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meetings.
            -----------------

     Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of South Carolina, as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.  Annual Meetings.
            ---------------

     The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a board of directors and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. The notice shall also set forth the purpose or purposes for which the meeting is called.

Section 3.  Special Meetings.
            ----------------

     Unless otherwise prescribed by law or by the Articles of Incorporation, special meetings of stockholders, for any purpose or purposes, may be called by either the chairman of the board or the president and shall be called by either individual at the written request of a majority of the directors then in office. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

Section 4.  Quorum.
            ------

     Except as otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or

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represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5.  Voting.
            ------

     Except as otherwise required by law, the Articles of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock duly voted on the question. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy. The board of directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6.  List of Stockholders Entitled to Vote.
            -------------------------------------

     The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and by voting group, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period beginning on the date on which the notice of the meeting is given through the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 7.  Stock Ledger.
            ------------

     The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation or to vote in person or by proxy at any meeting of stockholders.

Section 8.  Proxies.
            -------

     At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or his duly authorized attorney in fact.
Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid after eleven months from the date of its execution except for a proxy coupled with an interest.

Section 9.  Voting of Shares in the Name of Two or More Persons.
            ---------------------------------------------------

     When ownership stands in the name of two or more persons, in the absence of written direction to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

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Section 10.  Voting of Shares by Certain Holders.
             -----------------------------------

     Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

     A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledge shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Section 11.  Inspectors of Election.
             ----------------------

     In advance of any meeting of stockholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one or three. If the board of directors so appoints either one or three such inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may, and on the request of not less than ten percent of the votes represented at the meeting shall, make such appointment at the meeting. If appointed at the meeting, the majority of the voters present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

     Unless otherwise prescribed by law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result, and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

Section 12.  Conduct of Meetings.
             -------------------

     Annual and special meetings shall be conducted in accordance with the most current edition of Robert's Rules of Order unless otherwise prescribed by law or these bylaws. The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

Section 13.  New Business.
             ------------

     Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation at least ten days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the meeting, such proposal shall be laid over

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for action at an adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors or committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

                               ARTICLE III

                                DIRECTORS

Section 1.  Number and Election of Directors.
            --------------------------------

     The number of directors shall be as established by resolution of a majority of the Board of Directors within the limits set forth in the Articles of Incorporation. The directors need not be residents of the State of South Carolina. The directors, other than the first board of directors, shall be elected at annual meetings of the stockholders. Changes in the number of directors, within the limits, if any, specified in the Articles of Incorporation, may be accomplished through amendment of these bylaws.

Section 2.  Vacancies.
            ---------

     The board of directors shall divide the directors into three classes and, when the number of directors is changed, shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, that each class shall be equal or nearly equal in size as possible; provided, further, that no decreases in the number of directors shall affect the term of any director then in office, except the initial directors. The term of office of directors shall be as follows: the term of office of directors of the first class shall expire at the first annual meeting of stockholders after their election; the term of office of directors of the second class shall expire at the second annual meeting of stockholders after their election; and the term of office of directors of the third class shall expire at the third annual meeting of stockholders after their election; and, as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of stockholders subsequent to the initial special meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified.

     Vacancies in the board of directors, however caused, shall be filled by a majority vote of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which he has been chosen expires and when his successor is elected and qualified.

Section 3.  Duties and Powers.
            -----------------

     The business of the Corporation shall be managed by or under the direction of the board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders. The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

Section 4.  Meetings.
            --------

     The board of directors of the Corporation may hold meetings, both regular and special, either within or without the State of South Carolina. The annual regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of stockholders. Additional regular meetings of the board of directors may be held without notice at such time and at such place as may from time to time be determined by the board of directors. Special meetings of the board of directors may be called by the chairman, the

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president or a majority of directors then in office.  Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting, or by telephone or telegram on twenty-four hours' notice.

Section 5.  Quorum.
            ------

     Except as may be otherwise specifically provided by law, the Articles of Incorporation or these bylaws, at all meetings of the board of directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6.  Actions of the Board.
            --------------------

     Unless otherwise provided by the Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all the members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board of directors or committee.

Section 7.  Meetings by Means of Conference Telephone.
            -----------------------------------------

     Unless otherwise provided by the Articles of Incorporation or these bylaws, members of the board of directors of the Corporation, or any committee designated by the board of directors, may participate in a meeting of the board of directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, participating in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

Section 8.  Compensation.
            ------------

     The directors may be paid their reasonable expenses, if any, of attendance at each meeting of the board of directors and may be paid a reasonable fixed sum for actual attendance at each meeting of the board of directors. Directors, as such, may receive a stated salary for their services. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 9.  Interested Directors.
            --------------------

     No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof or the

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stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

Section 10.  Corporate Books.
             ---------------

     The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of South Carolina at such place or places as they may from time to time determine.

Section 11.  Presumption of Assent.
             ---------------------

     A director of the Corporation who is present at a meeting of the board of directors at which action on any Corporation matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation within five days after the date he receives a copy of the minutes of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 12.  Resignation.
             -----------

     Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the chairman of the board or the president. Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the chairman of the board or the president. More than three consecutive absences from regular meetings of the board of directors, unless excused by resolution of the board, shall automatically constitute a resignation, effective when such resignation is accepted by the board of directors.

Section 13.  Nominating Committee.
             --------------------

     The board of directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation at least fifteen days prior to the date of the annual meeting. Ballots bearing the names of all the persons nominated by the nominating committee and by stockholders shall be provided for use at the annual meeting. If the nominating committee shall fail or refuse to act at least twenty days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

                                ARTICLE IV

                      EXECUTIVE AND OTHER COMMITTEES

Section 1.  Appointment.
            -----------

     The board of directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee. The designation of any committee pursuant to this Article IV and the delegation of authority thereto shall not operate to relieve the board of directors, or any director, of any responsibility imposed by law or regulation.

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Section 2.  Authority.
            ---------

     The executive committee, when the board of directors is not in session, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except to the extent, if any, that such powers and authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the power or authority of the board of directors with reference to amending the Articles of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution; amending the bylaws of the Corporation; or approving a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest; and unless the resolution or bylaws expressly so provide, the executive committee shall not have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.  Tenure.
            ------

     Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next annual regular meeting of the board of directors following his designation and until his successor is designated as a member of the executive committee.

Section 4.  Meetings.
            --------

     Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral. Any members of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

Section 5.  Quorum.
            ------

     A majority of the members of the executive committee shall constitute a quorum for the transaction of business at the meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

Section 6.  Action Without a Meeting.
            ------------------------

     Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

Section 7.  Vacancies.
            ---------

     Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

Section 8.  Resignations and Removal.
            ------------------------

     Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any members of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Corporation. Unless

                                       7
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otherwise specified therein, such resignation shall take effect upon receipt.
The acceptance of such resignation shall not be necessary to make it effective.

Section 9.  Procedure.
            ---------

     The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting thereof held next after the proceedings shall have been taken.

Section 10.  Other Committees.
             ----------------

     The board of directors may by resolution establish an audit committee, a loan committee or other committees composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Corporation and may prescribe the duties, constitution and procedures thereof.

                                 ARTICLE V

                                 OFFICERS

Section 1.  General.
            -------

     The officers of the Corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The chairman of the board may also be designated as an officer. The board of directors may designate one or more vice-presidents, assistant secretaries, assistant treasurers and other officers. The offices of secretary and treasurer may be held by the same person and a vice-president may also be either the secretary or the treasurer. The officers of the Corporation need not be either stockholders or directors of the Corporation.

Section 2.  Election.
            --------

     The board of directors at its first meeting held after the annual meeting of stockholders shall elect annually the officers of the Corporation who shall exercise such powers and perform such duties as shall be set forth in these bylaws and as determined from time to time by the board of directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors. The salaries of all officers of the Corporation shall be fixed by the board of directors.

Section 3.  Removal.
            -------

     Any officer may be removed by the board of directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.  Voting Securities Owned by the Corporation.
            ------------------------------------------

     Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the president or any vice-president, and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights

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and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The board of directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 5.  Chairman and President.
            ----------------------

     The Chairman and President shall be Directors of the Corporation. The President or the Chairman of the Board, as designated by the Board of Directors, shall be the Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President and Chairman, jointly or individually, shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors, Chairman or the President. The Chief Executive Officer shall preside at the annual meetings and special meetings of the stockholders. The Chairman and President shall also perform such other duties and may exercise such other powers as from time to time assigned to them by these Bylaws or by the Board of Directors.

Section 6.  Vice-President.
            --------------

     At the request of the president or in his absence or in the event of his inability or refusal to act, the vice-president or the vice-presidents if there is more than one (in the order designated by the board of directors) shall perform the duties of the president, and who so acting, shall have all the powers and be subject to all the restrictions upon the president. Each vice-president shall perform such other duties and have such other powers as the board of directors from time to time may prescribe. The board of directors may designate one or more vice-presidents as executive vice-president or senior vice-president. If there be no vice-president, the board of directors shall designate the officer of the Corporation who, in the absence of the president or in the event of the inability ore refusal of the president to act, shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.

Section 7.  Secretary.
            ---------

     The secretary shall attend all meetings of the board of directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the secretary shall also perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. If the secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the board of directors, and if there be no assistant secretary, then either the board of directors or the president may choose another officer to cause such notice to be given. The secretary shall have custody of the seal of the Corporation and the secretary or any assistant secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the secretary or by the signature of any such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8.  Treasurer.
            ---------

     The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipt s and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors,

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taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation. If required by the board of directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in the case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9.  Assistant Secretaries.
            ---------------------

     Except as may be otherwise provided in these bylaws, assistant secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the board of directors, the president, any vice-president, if there be one, or the secretary, and in the absence of the secretary or in the event of his disability or refusal to at, shall perform the duties of the secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the secretary.

Section 10.  Assistant Treasurers.
             --------------------

     Assistant treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the board of directors, the president, any vice-president, if there be one, or the treasurer, and in the absence of the treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the treasurer. If required by the board of directors, an assistant treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 11.  Other Officers.
             --------------

     Such officers as the board of directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the board of directors. The board of directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 12.  Age Limitation - Officers.
             -------------------------

     No person shall be eligible for election, reelection, appointment, or reappointment as an officer of the Corporation if such person is then more than 75 years of age. No officer shall serve beyond the annual meeting of the Corporation immediately following this attainment of 75 years of age.

                                ARTICLE VI

                                  STOCK

Section 1.  Form of Certificates.
            --------------------

     Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the chairman of the board of directors, the president or a vice-president and (ii) by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

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Section 2.  Signatures.
            ----------

     Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 3.  Lost Certificates.
            -----------------

     The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.
When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the board of directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.  Transfers.
            ---------

     Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

Section 5.  Record Date.
            -----------

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than seventy days nor less than twenty days before the date of such meeting, nor more than seventy days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 6.  Beneficial Owners.
            -----------------

     The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

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                               ARTICLE VII

                                 NOTICES

Section 1.  Notices.
            -------

     Whenever written notice is required by law, the Articles of Incorporation or these bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

Section 2.  Waivers of Notice.
            -----------------

     Whenever any notice is required by law, the Articles of Incorporation or these bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                               ARTICLE VIII

                            GENERAL PROVISIONS

Section 1.  Dividends.
            ---------

     Dividends upon the common stock of the Corporation, subject to the provisions of the Articles of Incorporation if any, may be declared by the board of directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock.

Section 2.  Disbursements.
            -------------

     All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 3.  Fiscal Year.
            -----------

     The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

Section 4.  Corporate Seal.
            --------------

     The corporation seal shall have been inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, South Carolina." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                ARTICLE IX

                                AMENDMENTS

     These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the board of directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such meeting of stockholders or board of directors as the case may

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be.  All such amendments must be approved by either the holders of at least two-thirds of the outstanding capital stock entitled to vote thereon or by at least two-thirds of the entire board of directors then in office.

Section 2.  Entire Board of Directors.
            -------------------------

     As used in this Article IX and in these bylaws generally, the term "entire board of directors" means the total number of directors which the Corporation would have if there were no vacancies.

                                ARTICLE X

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

Section 1.  Scope of Indemnification - Proceedings in General.
            -------------------------------------------------

     (a) Every person who is or was a director, officer or employee of the Corporation or a wholly owned direct or indirect subsidiary of the Corporation, or is or was, at the request or direction of the Corporation, a director, officer or employee of any other corporation, partnership, trust, venture, or other entity or enterprise, including any employee benefit plan, shall be indemnified by the Corporation against any and all liabilities, judgments, fines and reasonable settlements, costs, expenses and attorneys' fees incurred in any actual, threatened or potential proceeding, whether civil, criminal, administrative or investigative, including any appeal, review, rehearing or related proceeding, except to the extent that such indemnification is limited by South Carolina law and the limitations of such law cannot be varied by contract or bylaw.

     (b) Every person who is or was a trustee, agent or advisor of the Corporation or a wholly owned direct or indirect subsidiary of the Corporation, and who is not also a director, officer or employee of the Corporation or a wholly owned direct or indirect subsidiary of the Corporation, may, in the discretion of the Board, be indemnified by the Corporation against any and all liabilities, judgments, fines and reasonable settlements, costs, expenses and attorneys' fees incurred in any actual, threatened or potential proceeding, whether civil, criminal, administrative or investigative, including any appeal, review, rehearing or related proceeding, except to the extent that such indemnification is limited by South Carolina law and the limitations of such law cannot be varied by contract or bylaw.

Section 2.  Advance of Expenses.
            -------------------

     (a) Prior to the final disposition of a proceeding, the Corporation shall promptly indemnify a person for expenses incurred in connection with the proceeding where it reasonably appears to the Board that the person satisfies, or will satisfy, the conditions expressed in Section 1(a) of this Article, provided that the person provide the Corporation a written affirmation of his belief that he has met the standard of conduct under South Carolina and agrees to repay such amount if such payment is unlawful under South Carolina law and the limitations of such law cannot be modified by contract or bylaw.

     (b) If a person satisfies the conditions of the above Section 2(a) except that such person's eligibility for indemnification is dependent on
Section 1(b) of this Article rather than Section 1(a) of this Article, the Corporation may, in the discretion of the Board, advance expenses to such person as provided in Section 2(a) of this Article in connection with a proceeding prior to the final disposition of such proceeding.

Section 3.  Miscellaneous.
            -------------

     In the event of the death of any person having a right of indemnification under the provisions of this Article, such right shall inure to the benefit of the heirs, executors, administrators and personal representatives of such person. If any part of this Article should be found to be invalid or ineffective in any proceeding, the validity and effect of the remaining provisions shall not thereby be affected.

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Section 4.  Indemnification Not Exclusive.
            -----------------------------

     The foregoing right of indemnification shall not be exclusive of any other right to which those indemnified may be entitled, and the Corporation may provide additional indemnity and rights to its directors, officers, employees, trustees or agents.

Section 5.  Insurance.
            ---------

     The Corporation may, as the Board may direct, purchase and maintain insurance on behalf of any person who is or at any time has been, at the request or direction of the Corporation, a director, officer, employee, trustee or agent of the Corporation or of any other corporation, partnership, trust, venture, or other entity or enterprise, including any employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.


                                *  *  *  *  *

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